                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         JUNE 24, 2002 (JUNE 20, 2002)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                   0-22495                   75-2230700
   --------                   -------                   ----------

(STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
 INCORPORATION)



                               2300 PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 9.    REGULATION FD DISCLOSURE.

         On June 6, 2002, Perot Systems Corporation, a Delaware corporation ("PSC"), issued a press release. The press is filed herewith as Exhibit 99.1. In connection with the subject matter of the press release, certain documents are filed herewith as Exhibits 99.2 - 99.151.

         Except for the press statement included as Exhibit 99.1, the statement of George Backus dated June 19, 2002 included as Exhibit 99.2 and documents provided to Perot Systems by Policy Assessment Corporation after June 5, 2002, the exhibits to this Form 8-K are documents that are being produced in response to a subpoena from the Attorney General of the State of California (the "Attorney General"), copies of which documents are also being provided to the California State Senate Committee (the "Committee") investigating the California energy markets. Perot Systems has also provided the statement of George Backus and documents provided to Perot Systems by Policy Assessment Corporation to the Attorney General and the Committee.

         The filed documents do not constitute all of the documents that Perot Systems is providing to the Attorney General and the Committee. Perot Systems is not including in this filing documents that contain employee or client confidential information.

         Perot Systems' efforts to locate and produce documents related to this matter are ongoing and, as a result, Perot Systems may discover other documents important to an understanding of this matter from time to time in the future.

         The filed documents include drafts and other preliminary materials. In some cases, Perot Systems is not certain whether a document was authored by its representative, or finalized, or transmitted to the addressee or another possible recipient.

         The electronic versions of certain documents that were produced for the Attorney General and the Committee contain a code that automatically changes the date shown in the document. Therefore, the dates included in the versions of these documents filed with this Form 8-K (as well as the copies produced for the Attorney General and the Committee) reflect the date that the document was printed for production to the Attorney General and Committee and not the actual date of the document.

         In certain documents, Perot Systems has omitted graphics and formulas that did not translate well into an accepted form for this filing. These graphics and formulas can be viewed in the image files available at http://access.perotsystems.com.

         Documents that are identified as a "PSC Document" in the Index to Exhibits were located in Perot Systems records. Documents identified as a "PSC-PAC Document" are documents that were provided to Perot Systems by Policy Assessment Corporation after the issuance of the California Attorney General's subpoena.

         Perot Systems disclaims any obligation to update the information included in this Form 8-K or to file any documents that may subsequently be produced to the Attorney General and the Committee.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: June 24, 2002                 PEROT SYSTEMS CORPORATION



                                           By:      /s/ Rex Mills
                                              ----------------------------------
                                                        Rex Mills
                                                        Assistant Secretary

                                INDEX TO EXHIBITS



   Exhibit
   Number                Description
   -------               -----------
   99.1         Press Release dated June 20, 2002.

   99.2         Statement dated June 19, 2002 of George Backus.

   99.3         PSC Document 1

   99.4         PSC Document 2

   99.5         PSC Document 3

   99.6         PSC Document 4

   99.7         PSC Document 5

   99.8         PSC Document 6

   99.9         PSC Document 7

   99.10        PSC Document 8

   99.11        PSC Document 9

   99.12        PSC Document 10

   99.13        PSC Document 11

   99.14        PSC Document 12

   99.15        PSC Document 13

   99.16        PSC Document 14

   99.17        PSC Document 15

   99.18        PSC Document 16

   99.19        PSC Document 17

   99.20        PSC Document 18

   99.21        PSC Document 19

   99.22        PSC Document 20

   99.23        PSC Document 21

   99.24        PSC Document 22

   99.25        PSC Document 23

   99.26        PSC Document 24

   99.27        PSC Document 25

   99.28        PSC Document 26

   99.29        PSC Document 27

   99.30        PSC Document 28

   99.31        PSC Document 29

   99.32        PSC Document 30

   99.33        PSC Document 31

   99.34        PSC Document 32

   99.35        PSC Document 33

   99.36        PSC Document 34

   99.37        PSC Document 35

   99.38        PSC Document 36

   99.39        PSC Document 37

   99.40        PSC Document 38

   Exhibit
   Number                Description
   -------               -----------
   99.41        PSC Document 39

   99.42        PSC Document 40

   99.43        PSC Document 41

   99.44        PSC Document 42

   99.45        PSC Document 43

   99.46        PSC Document 44

   99.47        PSC Document 45

   99.48        PSC Document 46

   99.49        PSC Document 47

   99.50        PSC Document 48

   99.51        PSC Document 49

   99.52        PSC Document 50

   99.53        PSC Document 51

   99.54        PSC Document 52

   99.55        PSC Document 53

   99.56        PSC Document 54

   99.57        PSC Document 55

   99.58        PSC Document 56

   99.59        PSC Document 57

   99.60        PSC Document 58

   99.61        PSC Document 59

   99.62        PSC Document 60

   99.63        PSC Document 61

   99.64        PSC Document 62

   99.65        PSC Document 63

   99.66        PSC Document 64

   99.67        PSC Document 65

   99.68        PSC Document 66

   99.69        PSC Document 67

   99.70        PSC Document 68

   99.71        PSC Document 69

   99.72        PSC Document 70

   99.73        PSC Document 71

   99.74        PSC Document 72

   99.75        PSC Document 73

   99.76        PSC Document 74

   99.77        PSC Document 75

   99.78        PSC Document 76

   99.79        PSC Document 77

   99.80        PSC Document 78

   99.81        PSC Document 79

   99.82        PSC Document 80

   99.83        PSC Document 81

   99.84        PSC Document 82

   99.85        PSC Document 83

   Exhibit
   Number                Description
   -------               -----------
   99.86        PSC Document 84

   99.87        PSC Document 85

   99.88        PSC Document 86

   99.89        PSC Document 87

   99.90        PSC Document 88

   99.91        PSC Document 89

   99.92        (Exhibit Number not used)

   99.93        PSC Document 91

   99.94        PSC Document 92

   99.95        PSC Document 93

   99.96        PSC Document 94

   99.97        PSC Document 95

   99.98        PSC Document 96

   99.99        PSC Document 97

   99.100       PSC Document 98

   99.101       PSC Document 99

   99.102       PSC Document 100

   99.103       PSC Document 101

   99.104       PSC Document 102

   99.105       PSC Document 103

   99.106       PSC Document 104

   99.107       PSC Document 105

   99.108       PSC Document 106

   99.109       PSC Document 107

   99.110       PSC Document 108

   99.111       PSC Document 109

   99.112       PSC Document 110

   99.113       PSC Document 111

   99.114       PSC Document 112

   99.115       PSC Document 113

   99.116       PSC Document 114

   99.117       PSC Document 115

   99.118       PSC Document 116

   99.119       PSC Document 117

   99.120       PSC Document 118

   99.121       PSC Document 119

   99.122       PSC Document 120

   99.123       PSC Document 121

   99.124       PSC Document 122

   99.125       PSC Document 123

   99.126       (Exhibit Number not used)

   99.127       PSC Document 125

   99.128       PSC Document 126

   99.129       PSC Document 127

   99.130       PSC Document 128

   Exhibit
   Number                Description
   -------               -----------
   99.131       PSC-PAC Document 1

   99.132       PSC-PAC Document 2

   99.133       PSC-PAC Document 3

   99.134       PSC-PAC Document 4

   99.135       PSC-PAC Document 5

   99.136       PSC-PAC Document 6

   99.137       PSC-PAC Document 7

   99.138       PSC-PAC Document 8

   99.139       PSC-PAC Document 9

   99.140       PSC-PAC Document 10

   99.141       PSC-PAC Document 11

   99.142       PSC-PAC Document 12

   99.143       PSC-PAC Document 13

   99.144       PSC-PAC Document 14

   99.145       PSC-PAC Document 15

   99.146       PSC-PAC Document 16

   99.147       PSC-PAC Document 17

   99.148       PSC-PAC Document 18

   99.149       PSC-PAC Document 19

   99.150       PSC-PAC Document 20

   99.151       PSC-PAC Document 21